Exhibit 10.10

FIRST AMENDMENT TO ASSET PURCHASE AND METHANOL

EXCLUSIVITY AGREEMENT

THIS FIRST AMENDMENT TO THE ASSET PURCHASE AND METHANOL EXCLUSIVITY AGREEMENT (the “Amendment”) is made this 25 day of February, 2004 between TERRA INDUSTRIES INC. (“Terra Industries”), a Maryland corporation and BMC HOLDINGS INC. (“BMC”), a Delaware corporation, each having its head offices at 600 Fourth Street, Sioux City, Iowa (Terra Industries and BMC are together “Terra”) and METHANEX METHANOL COMPANY (“Methanex”), a Texas partnership having an office at 15301 Dallas Parkway, Suite 1150, Addison, Texas 75001.

BACKGROUND:

A.	The parties hereto wish to amend their Asset Purchase and Methanol Exclusivity Agreement dated December 15, 2003 (the “Agreement”) to shorten the notification period for Methanex to provide a suspension of supply notice to Terra from 60 days to 30 days.

B.	The parties also wish to amend the Agreement to provide that Methanex shall not provide a suspension of supply notice to Terra prior to March 15, 2004.

AGREEMENT:

NOW THEREFORE, the parties agree as follows:

1.	AMENDMENT OF SECTION 5.3.3 OF THE AGREEMENT

1.1 The first paragraph of Section 5.3.3 of the Agreement is hereby amended to read as follows:

Methanex Suspension of Supply Notice: At any time during the Effective Period, Methanex may, in its sole discretion, elect to have Terra suspend the supply of methanol from the Beaumont Facility to Methanex (“Extended Suspension”), by providing Terra with written notice of such election as least 30 days prior to the requested date for such suspension of supply (“Methanex Suspension Notice”); provided, however, that under no circumstances shall Methanex issue Terra a Methanex Suspension Notice prior to March 15, 2004. Following receipt of a Methanex Suspension Notice, Terra shall use commercially reasonable efforts to suspend methanol supply from the Beaumont Facility to Methanex on the date requested in the Methanex Suspension Notice. Methanex may elect to suspend the supply of methanol from the Beaumont Facility to Methanex under this Section on more than one occasion during the Effective Period.

1.2 This Amendment shall be effective as of February 1, 2004. This Amendment is supplemental to the Agreement and nothing herein contained shall be construed as

Exhibit 10.10

amending or modifying the same except as herein specifically provided. All remaining portions of Section 5.3.3, and of the Agreement, shall remain unchanged.

IN WITHNESS WHEREOF the parties have executed this Agreement as of the day and year written below.

TERRA INDUSTRIES INC.

By:	/s/ JOSEPH D. GIESLER

Authorized Signatory

Joseph D. Giesler
Printed Name

Vice President of Industrial Sales and Operations
Title

February 16, 2004
Date

BMC HOLDINGS INC.

By:	/s/ MARK A. KALAFUT

Authorized Signatory

Mark A. Kalafut
Printed Name

Vice President
Title

February 16, 2004
Date

METHANEX METHANOL COMPANY, by its Managing Partner Methanex Gulf Coast, Inc.

By:	/s/ RANDY MILNER	By:	/s/ MICHAEL MACDONALD

	Authorized Signatory		Authorized Signatory

	Randy Milner		Michael Macdonald
	Printed Name		Printed Name

	Vice President and Corporate Secretary		Vice President
	Title		Title

	February 25, 2004		February 25, 2004
	Date		Date